MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Michele T. Mosca, Christine Glavin, Jodi Hedberg, Richard Yates, Elizabeth Craig and Amy Williams and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Rainier International Discovery Fund, a series of Rainier Investment Management Mutual Funds, into the Rainier International Discovery Series, a series of the Fund, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Chester N. Watson
Chester N. Watson
Director

Dated:  May 2, 2017

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Michele T. Mosca, Christine Glavin, Jodi Hedberg, Richard Yates, Elizabeth Craig and Amy Williams and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Rainier International Discovery Fund, a series of Rainier Investment Management Mutual Funds, into the Rainier International Discovery Series, a series of the Fund, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Stephen B. Ashley
Stephen B. Ashley
Director

Dated:  May 2, 2017

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Michele T. Mosca, Christine Glavin, Jodi Hedberg, Richard Yates, Elizabeth Craig and Amy Williams and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Rainier International Discovery Fund, a series of Rainier Investment Management Mutual Funds, into the Rainier International Discovery Series, a series of the Fund, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Peter L. Faber
Peter L. Faber
Director

Dated:  May 2, 2017

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Michele T. Mosca, Christine Glavin, Jodi Hedberg, Richard Yates, Elizabeth Craig and Amy Williams and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Rainier International Discovery Fund, a series of Rainier Investment Management Mutual Funds, into the Rainier International Discovery Series, a series of the Fund, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Harris H. Rusitzky
Harris H. Rusitzky
Director

Dated:  May 2, 2017

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Michele T. Mosca, Christine Glavin, Jodi Hedberg, Richard Yates, Elizabeth Craig and Amy Williams and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Rainier International Discovery Fund, a series of Rainier Investment Management Mutual Funds, into the Rainier International Discovery Series, a series of the Fund, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Paul A. Brooke
Paul A. Brooke
Director

Dated:  May 3, 2017